                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )


Filed by the Registrant [  ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, For Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2)
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                         HORIZON GROUP PROPERTIES, INC.

                       ----------------------------------

                (Name of Registrant as Specified In Its Charter)

                             ROBERT M. SCHWARTZBERG

                         -------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1)     Title of each class of securities to which transaction applies:
         (2)     Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)     Proposed maximum aggregate value of transactions:
         (5)     Total fee paid:
-----------
[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                                                           PRELIMINARY PROXY


                           PRELIMINARY PROXY STATEMENT
                       2001 Annual Meeting of Stockholders
                                       of
                         Horizon Group Properties, Inc.
                            TO BE HELD ON MAY 8, 2001

         This Proxy Statement and the accompanying LIGHT BLUE proxy form are furnished by Robert M. Schwartzberg ("RMS") in connection with the solicitation by RMS of proxies from the holders ("Stockholders") of shares of common stock, par value $.01 ("Common Stock"), of Horizon Group Properties, Inc., a Maryland corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 8, 2001 at 10:00 a.m., local time, or at any adjournment or postponement thereof and any special meeting of stockholders called in lieu thereof (collectively, the "Meeting"), to take the following actions: (i) to elect each of Robert M. Schwartzberg and John C. Loring (collectively, the "RMS Nominees") to the two seats on the Board of Directors of the Company (the "Board") open for election at the Meeting; (ii) to approve the ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2001; and (iii) to vote on any other matter that may be presented at the Meeting. The principal executive offices of the Company are located at 77 West Wacker Drive, Suite 4200, Chicago, Illinois 60601. This Proxy Statement and the LIGHT BLUE proxy form are being mailed to the Company's Stockholders of record on or about _________, 2001.

         RMS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE RMS NOMINEES AND AGAINST THE CURRENT BOARD'S NOMINEES.

                               THE ANNUAL MEETING

         The Meeting is scheduled to be held at the offices of the Company at 77 West Wacker Drive, 42nd Floor Conference Room, Chicago, Illinois, on Tuesday, May 8, 2001 at 10:00 a.m., local time. Only holders of record of Common Stock of the Company on March 27, 2001 (the "Record Date") will be entitled to vote at the Meeting. RMS beneficially owns 145,000 shares of Common Stock of the Company, which represents 5.05% of the Common Stock outstanding (based on information publicly disclosed by the Company). RMS intends to cause all of such shares of Common Stock to be voted FOR the RMS Nominees and AGAINST the current Board's nominees. RMS also intends to cause all of such shares of Common Stock to be voted FOR the ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

         PLEASE IGNORE ANY PROXY FORM YOU RECEIVE FROM THE COMPANY. PLEASE RETURN ONLY RMS'S LIGHT BLUE PROXY FORM AND DO NOT RETURN ANY PROXY FORM FROM THE COMPANY UNDER ANY CIRCUMSTANCES.

         BY SIGNING, DATING AND MAILING THE ENCLOSED LIGHT BLUE PROXY FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED, YOU WILL REVOKE ANY PREVIOUSLY DATED PROXY. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING.

         THIS SOLICITATION IS BEING MADE BY RMS AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

         YOUR VOTE IS EXTREMELY IMPORTANT. If you do not submit a proxy form or vote in person at the Meeting, your shares of Common Stock will not be voted. If you agree with RMS's efforts, I ask for your support by immediately signing, dating and mailing the enclosed LIGHT BLUE proxy form in the postage-paid envelope provided, or faxing the proxy form to ________________.

         QUESTIONS AND ASSISTANCE. If you have not received a LIGHT BLUE proxy form or have any questions or need assistance in voting, please call Robert Schwartzberg at (202) 367-3014.

         PLEASE REMEMBER TO DATE YOUR LIGHT BLUE PROXY FORM, AS ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING. IF YOU HAVE ANY DOUBTS AS TO WHETHER YOUR PROXY WILL BE RECEIVED IN TIME TO BE CAST AT THE MEETING, PLEASE CALL ROBERT SCHWARTZBERG AT (202) 367-3014 IMMEDIATELY.

                                THE RMS NOMINEES

         Pursuant to the By-laws of the Company, the Board may determine the number of directors of the Company which shall not be less than three nor more than fifteen directors. According to public information, the Board has set the number of directors at five and directors are divided into three classes serving staggered three-year terms of office and until their successors are duly elected and qualified. According to public information, the Board proposes the election of two directors at this Meeting, to hold office for a three-year term or until their respective successors are duly elected and qualified. In accordance with the By-Laws, each of Robert M. Schwartzberg and John C. Loring have nominated themselves for election to serve as a Director of the Company for a term of three years and until each of their successors has been duly elected and qualified. Each of Mr. Schwartzberg and Mr. Loring has consented to serve as a Director if elected.

         Robert M. Schwartzberg is a private investor. From 1991 until March 31, 2001, Mr. Schwartzberg was employed by Friedman, Billings, Ramsey & Co., Inc. While at FBR, Mr. Schwartzberg served as Vice President from 1991 to 1994, Senior Vice President from 1994 to 1995, Executive Vice President from 1996 to 1997 and Managing Director from 1997 to March 2001. Mr. Schwartzberg's tenure at FBR encompassed a range of capital markets activities including corporate finance, research and sales. He was directly involved in the firm's successful recapitalizations of several financial institutions in the early 1990s as well as structuring and marketing equity and high-yield debt offerings issued by financial and real estate-related companies. He served as the firm's first analyst specializing in real estate investment trusts and later broadened his coverage to include finance companies, commercial real estate and business lenders. In January 1997, he became the first and only research analyst invited to become a Shareholder of the firm. Mr. Schwartzberg holds a B.S.B.A in Finance from Georgetown University, CUM LAUDE and a Masters in Business Administration from the Wharton School of Business.

         John C. Loring is an attorney and private investor. Since 1992, Mr. Loring has been Chairman of the Board of Directors of Astrex, Inc., a public company engaged in the value added distribution of electronic components. Since 1989, Mr. Loring has been a Director of Geauga Savings Bank. Mr. Loring served as Vice Chairman of the Board of GalVest, Inc., an oil and gas producer, from approximately 1988 to 1994. Mr. Loring also served as Director of Weatherford International, Inc. from 1992 to 1994, American Savings and Loan from 1992 to 1993, Guardian Bankcorp from 1995 to 1996, and Fleet Aerospace, Inc., a manufacturer of aerospace components, from 1995 to 1996.

         If the RMS Nominees are elected to the positions on the Board that will be filled at the Meeting, the RMS Nominees will not constitute a majority of the Board. If the RMS Nominees were to be elected to the Board at the election, Mr. Gary Skoien, the current chairman and Chief Executive Officer of the Company, and Mr. Michael Reschke would no longer be Directors.

         Robert M. Schwartzberg owns an aggregate of 145,000 shares of Common Stock of the Company, representing 5.05% of the outstanding Common Stock of the Company (based on publicly available information). Mr. Schwartzberg has sole voting and sole dispositive power over all such shares of Common Stock. John C. Loring owns an aggregate of 22,808 shares of Common Stock and his wife, Elizabeth S. Loring, owns 600 shares of Common Stock, pursuant to an IRA account that she directs. Mr. Loring disclaims any ownership or voting interest of Mrs. Loring's IRA shares. Mr. and Mrs. Loring's combined holdings of Common Stock of the Company amount to less than 1% of the outstanding Common Stock of the Company (based on publicly available information).

         John C. Loring and RMS have not entered into any agreement with respect to any matters. Each of Mr. Schwartzberg and Mr. Loring nominated themselves to stand for election to the Board in a joint letter to the Company dated March 30, 2001. Mr. Loring has consented to serve as a Director if elected at the Meeting and has provided certain information for purposes of this Proxy Statement. RMS and Mr. Loring have previously consulted with each other regarding serving as nominees for election to the Board of Directors. However, they have never reached or had any agreement regarding their decisions to seek election to the Board or any effort to solicit proxies in connection with this election and each has, and is, making all decisions related to such matters independently.

                      RATIFICATION OF INDEPENDENT AUDITORS

         Reference is made to the Company's Proxy Statement, in which it is stated that the Board of Directors of the Company has approved the appointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 2001. Certain information regarding the appointment of independent auditors of the Company is contained in the Company's Proxy Statement and is incorporated herein by reference.

         RMS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                     INFORMATION REGARDING THE PARTICIPANTS

         The principal business of RMS, age 38, is the management of investment securities for his own account. RMS's business address is 5124 44th St., N.W., Washington, D.C. 20016. The principal business of John C. Loring, age 56, is as an attorney and private investor. Mr. Loring's business address is 700 West Irving Park Road, Suite A-1, Chicago, Illinois 60613. RMS and the RMS Nominees are sometimes referred to as the "Participants" in this solicitation. No other person other than RMS will solicit proxies pursuant to this Proxy Statement.

         RMS is the beneficial owner of an aggregate of 145,000 shares of Common Stock. Mr. Loring is the beneficial owner of an aggregate of 23,408 shares of Common Stock. The transactions involving shares of Common Stock over the past two years by the Participants and their associates is set forth below. Except as otherwise indicated below, the securities acquired or disposed of consisted of shares of Common Stock and the transactions were effected on the NASDAQ small-cap market.


                              TRANSACTIONS BY RMS:

                DESCRIPTION                 DATE                AMOUNT
                -----------               --------          --------------
                Buy                       4/6/00            1,000 shares
                Buy                       4/7/00            200 shares
                Buy                       4/17/00           3,000 shares
                Buy                       4/24/00           5,000 shares
                Buy                       5/15/00           8,000 shares
                Buy                       5/17/00           3,000 shares
                Buy                       5/22/00           5,000 shares
                Buy                       5/23/00           4,000 shares
                Buy                       5/26/00           1,000 shares
                Buy                       5/31/00           2,000 shares
                Buy                       6/2/00            6,000 shares
                Buy                       6/7/00            5,000 shares
                Buy                       6/8/00            5,500 shares
                Buy                       6/14/00           5,000 shares
                Buy                       6/15/00           2,500 shares
                Buy                       6/23/00           3,000 shares
                Buy                       6/26/00           8,000 shares
                Buy                       6/27/00           2,500 shares


                Buy                       6/28/00           3,000 shares
                Buy                       6/30/00           9,000 shares
                Buy                       7/11/00           4,500 shares
                Buy                       7/18/00           5,000 shares
                Buy                       8/18/00           3,500 shares
                Buy                       8/23/00           10,000 shares
                Buy                       8/24/00           40,000 shares
                Buy                       1/3/01            300 shares


                           TRANSACTIONS BY MR. LORING:

                DESCRIPTION                DATE               AMOUNT
                -----------                -----              ------
                Buy                       4/6/00            350 shares
                Buy                       4/11/00           1,300 shares


                                 TRANSACTIONS BY MS. LORING:
                                 --------------------------

                DESCRIPTION               DATE              AMOUNT
                -----------               -----             ------
                Buy                       4/6/00            450 shares

         None of the Participants are, or were within the past year, a party to any contract, arrangement or understandings with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

         None of the Participants or any of their associates have any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

         Except as set forth in this Proxy Statement (including the schedules hereto), none of the Participants, or any associate of the foregoing, directly or indirectly owns any securities of the Company or any subsidiary of the Company, beneficially or of record, has the right to acquire beneficial ownership of such securities within 60 days or has purchased or sold such securities within the past two years.

                           VOTING AND PROXY PROCEDURES

         The Company has set March 27, 2001 as the Record Date. Only Stockholders of record on the Record Date will be entitled to notice of and to vote at the Meeting. Each share of Common Stock is entitled to one vote. Stockholders who sell shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Stockholders of record on the Record Date will retain their voting rights in connection with the Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, RMS believes that the only outstanding class of securities of the Company entitled to vote at the Meeting is the class constituting the Common Stock. According to publicly available information, as of the Record Date, there were 2,870,396 shares of Common Stock issued and outstanding.

         Shares of Common Stock represented by properly executed LIGHT BLUE proxy forms will be voted at the Meeting as marked and, in the absence of specific instructions, will be voted FOR the RMS Nominee, FOR ratification of Ernst & Young LLP as independent auditors, AGAINST the current Board's nominees and in the discretion of RMS on all other matters as may properly come before the Meeting.

         Abstentions are considered holders who are present at the Meeting and entitled to vote and are counted for purposes of determining if a quorum exists. "Broker non-votes" are votes represented by proxies from brokers or nominees indicating that those brokers or nominees have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power. Broker non-votes will not be counted for purposes of determining whether a quorum exists. The existences of a quorum will be determined based upon the number of shares held by shareholders present in person plus the largest number of shares represented by proxies in which votes have been cast or as to which authority to vote has not been withheld on any proposal. Accordingly, if a broker has exercised discretionary authority with respect to a proposal or has not withheld authority to vote on all of the proposals, the shares represented by that proxy may be counted as votes present at the Meeting and the number of shares present at the Meeting will not be reduced by the broker non-votes represented by that proxy on a different proposal.

         Election of the RMS Nominees Proposal or the current Board's Nominees requires the affirmative vote of a majority of shares of Common Stock represented by person or proxy and entitled to vote at the Meeting. Broker non-votes will not be treated as entitled to vote in the election and, therefore, will have no effect on whether the RMS Nominees or the current Board's Nominees are elected. Abstentions from voting on the RMS Nominees or the current Board's Nominees have the same effect as a vote "against" the RMS Nominees or the current Board's Nominees, respectively.

         Stockholders of the Company may revoke their proxies at any time prior to its exercise by attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation to the Secretary of the Company. The delivery of a subsequently dated proxy to the Secretary of the Company which is properly completed will constitute a revocation of any earlier proxy. Although a revocation is effective if delivered to the Secretary of the Company, RMS requests that either the original or photostatic copies of all revocations be mailed to RMS at 5124 44th Street, N.W., Washington, D.C. 20016 or faxed to RMS at _____________ so that RMS will be aware of all revocations and can more accurately determine if and when proxies have been received from Stockholders.

                             SOLICITATION OF PROXIES

         Solicitation of proxies is being made by RMS. Proxies will be solicited by mail, advertisement, telephone or facsimile and in person. RMS will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. RMS has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. RMS will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.

         The cost of the solicitation of proxies is being borne by RMS. Costs related to the solicitation of proxies include or may include expenditures for attorneys, accountants, financial advisers, proxy solicitors, public relations advisers, printing, advertising, postage, litigation and related expenses and filing fees and are expected to be in the aggregate approximately $150,000. RMS estimates that through the date hereof, his expenses in connection with this solicitation are approximately $50,000.

         RMS intends to seek reimbursement from the Company for his costs incurred in connection with this proxy solicitation. Such request for reimbursement will not be submitted to a vote of the Company's Stockholders.

                    OTHER MATTERS AND ADDITIONAL INFORMATION

         RMS is unaware of any other matters to be considered at the Meeting. SHOULD OTHER PROPOSALS BE BROUGHT BEFORE THE MEETING, THE PERSON NAMED AS PROXY ON THE ENCLOSED LIGHT BLUE PROXY FORM WILL VOTE ON SUCH MATTERS IN HIS DISCRETION. Stockholders will have no appraisal or similar rights of dissenters with respect to the election for directors.

         Certain information regarding the securities of the Company held by the Company's Directors, nominees, management and 5% Stockholders, the compensation of the Company's Directors and Executive Officers and information regarding the Audit Committee of the Company is contained in the Company's Proxy Statement and is incorporated herein by reference. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of Stockholders of the Company must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy for that meeting is also contained in the Company's Proxy Statement and is incorporated herein by reference.


April 20, 2001                                          Robert M. Schwartzberg

                                                                PRELIMINARY COPY

                                 [FORM OF PROXY]

                         HORIZON GROUP PROPERTIES, INC.
                PROXY SOLICITED ON BEHALF OF ROBERT SCHWARTZBERG
                           ANNUAL MEETING MAY 8, 2001

         The undersigned stockholder of Horizon Group Properties, Inc., a Maryland corporation (the "Company"), hereby constitutes and appoints Robert
M. Schwartzberg, proxy for the undersigned, with power of substitution, to attend the Meeting of Stockholders of the Company to be held on May 8, 2001 at 10:00 a.m., local time, at 77 West Wacker Drive, 42nd Floor Conference Room, Chicago, Illinois, 60601, and at all adjournments thereof or postponements thereof, and to vote as specified in this Proxy all the shares of the stock of the Company which the undersigned would be entitled to vote if personally present. ANY APPOINTMENT OF PROXY HERETO MADE BY THE UNDERSIGNED FOR SUCH MEETING IS HEREBY REVOKED.

[ X ] Please mark your votes as in this example.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO NOMINEES FOR DIRECTORS SET FORTH BELOW AND FOR THE ELECTION OF INDEPENDENT AUDITORS.

                                                 FOR                 WITHHELD
1.  Elect two Directors of the Company:

Nominees:     Robert M. Schwartzberg            [    ]                [    ]
              John C. Loring                    [    ]                [    ]

                                         FOR           AGAINST         ABSTAIN

2.  Ratify the appointment of
Ernst & Young LLP as independent       [    ]           [    ]          [    ]
auditors of the Company for the
fiscal year ending Dec. 31, 2001.


3. IN HIS DISCRETION, ROBERT M. SCHWARTZBERG IS AUTHORIZED TO VOTE UPON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.


                 ----------------                  ---------------------------
                      Date                         Signature

                                                   ---------------------------
                                                   Signature (if held jointly)

           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY
   IN THE ENCLOSED ENVELOPE PROVIDED OR FAX THIS PROXY FORM TO _____________.